Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
Trade and other receivables	17 Trade and other receivables

	2023 £m	2022 £m
Trade receivables	2,887	2,609
Loans and other receivables	663	1,568
Prepayments and accrued income	392	431
	3,942	4,608
Current	3,621	4,367
Non-current	321	241
	3,942	4,608
The majority of receivables are held in order to collect contractual cash flows, in accordance with the Group’s business model for managing financial assets, and hence are measured at amortised cost. In certain countries, however, the Group has entered into factoring arrangements and periodically sells certain trade receivables to banks and other financial institutions, without recourse, for cash. These trade receivables have been derecognised from the statement of financial position to reflect the transfer by the Group of substantially all of the risks and rewards of the receivables, including credit risk. Consequently, the cash inflows have been recognised within operating cash flows. Typically in these arrangements, the Group also acts as a collection agent for the bank. At 31 December
2023, the value of trade receivables derecognised through the factoring arrangements where the Group acts as a collection agent was
£545 million (2022: £533 million) and where the Group does not act as a collection agent was £16 million (2022: £22 million). Included in trade receivables above is £189 million (2022: £164 million) of trade debtor balances which were available for factoring under these arrangements. In addition, the Group participates in certain supply chain finance programmes utilised by our customers allowing us to receive payment for invoices earlier than the agreed due date at a discounted value. At 31 December 2023, the value of trade receivables derecognised through these arrangements was £141 million (2022: £81 million).
Included in loans and other receivables are £131 million of litigation related deposits (2022: £114 million). Management has determined that these payments represent a resource controlled by the entity, as a result of past events and from which future economic benefits are expected to flow to the entity either by being recoverable on conclusion of ongoing appeal processes or by reducing amounts potentially payable should the appeal process fail. These deposits are held at the fair value of consideration transferred and are offset against provisions, if applicable, only once funds have transferred out from the deposit account. The effect of discounting would be immaterial.
In March 2017, the Brazilian Supreme Court ruled that for all taxpayers VAT should not be included in the calculation of social contribution taxes (PIS/Cofins) which are levied based on revenue. In August 2022, Souza Cruz achieved the favourable final and unappealable decision in its individual lawsuit in respect of overpaid taxes to the government. Accordingly, an asset was recognised in the amount of
£624 million (principal amount plus interest) . Furthermore, the Group had a right related to an earn-out linked to the timing of the credit compensation of £97 million. In 2023, Souza Cruz fully offset the tax credit receivable with ordinary federal taxes payable, as allowed by local legislation.
As explained in note 27(d)(ii), loans and other receivables include £56 million (2022: £56 million) in relation to outstanding proceeds from the sale of the Group’s Iranian subsidiary in 2021 as a current receivable. Given the ongoing political situation, heightened sanctions and other uncertainties coupled with the passage of time the receivable has been outstanding, the Group has recognised an expected credit loss of £28 million at 31 December 2023.
Also included in loans and other receivables are deposits that do not meet the definition of cash and cash equivalents as well as loans provided to farmers. The cash flows arising from these transactions are included in investing activities and have been reconciled, in note 18, to the cash flow statement.
Prepayments and accrued income include £17 million (2022: £21 million) of accrued income primarily in relation to rebates.
Amounts receivable from related parties including associated undertakings are shown in note 30.
Trade and other receivables have been reported in the balance sheet net of allowances as follows:

	2023 £m	2022 £m
Trade receivables – gross	2,957	2,660
Trade receivables – allowance	(70)	(51)
Loans and other receivables – gross	691	1,568
Loans and other receivables – allowance	(28)	—
Prepayments and accrued income	392	431
Net trade and other receivables per balance sheet	3,942	4,608
The movements in the allowance account are as follows:

			2023			2022
	Trade receivables £m	Loans and other receivables £m	Total £m	Trade receivables £m	Loans and other receivables £m	Total £m
1 January	51	—	51	37	—	37
Differences on exchange	2	—	2	2	—	2
Provided in the year	33	28	61	28	—	28
Released	(16)	—	(16)	(16)	—	(16)
31 December	70	28	98	51	—	51
As permitted by IFRS 9, the loss allowance on trade receivables arising from the recognition of revenue under IFRS 15 is initially measured at an amount equal to lifetime expected losses. Allowances in respect of loans and other receivables are initially recognised at an amount equal to 12-month expected credit losses. Allowances are measured at an amount equal to the lifetime expected credit losses where the credit risk on the receivables increases significantly after initial recognition.
The Group holds bank guarantees, other guarantees and credit insurance in respect of some of the past due debtor balances.
Trade and other receivables are predominantly denominated in the functional currencies of subsidiary undertakings apart from the following: US dollar: 3.3% (2022: 1.9%), Euro: 6.6% (2022: 5.7%) and other currencies: 1.4% (2022: 2.4%).
There is no material difference between the above amounts for trade and other receivables and their fair value due to the short-term duration of the majority of trade and other receivables as determined using discounted cash flow analysis. There is no concentration of credit risk with respect to trade receivables as the Group has a large number of internationally dispersed customers.